Exhibit 99

GREAT PLAINS ENERGY INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

In April 2008, the Board of Directors approved management’s recommendation to sell Strategic Energy, LLC (Strategic Energy) and Great Plains Energy entered into an agreement with Direct Energy Services, LLC (Direct Energy), a subsidiary of Centrica plc, under which Direct Energy agreed to acquire all of Great Plains Energy’s interest in Strategic Energy.  The sale closed on June 2, 2008.  The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared to reflect the sale of Great Plains Energy’s interest in Strategic Energy to Direct Energy.

The Unaudited Pro Forma Condensed Consolidated Statements of Income reflect the historical consolidated statements of income for Great Plains Energy giving effect to the sale as if it had occurred on January 1, 2007.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the historical consolidated balance sheet of Great Plains Energy giving effect to the sale as if it had occurred on March 31, 2008.  These Unaudited Consolidated Pro Forma Financial Statements should be read in conjunction with the:

•
Separate unaudited financial statements of Great Plains Energy as of and for the three months ended March 31, 2008, included in the Great Plains Energy Quarterly Report on Form 10-Q for the three months ended March 31, 2008, which is incorporated by reference into this document; and

•
Separate historical financial statements of Great Plains Energy as of and for the year ended December 31, 2007, included in the Great Plains Energy Annual Report on Form 10-K for the year ended December 31, 2007, which is incorporated by reference into this document.

The historical financial information of Great Plains Energy, as adjusted as of and for the three months ended March 31, 2008, reflected in the Unaudited Pro Forma Condensed Consolidated Financial Information is unaudited.  The historical financial information of Great Plains Energy, as adjusted for the year ended December 31, 2007, reflected in the Unaudited Pro Forma Condensed Consolidated Financial Information is derived from the audited financial statements of Great Plains Energy but does not include all disclosures required by accounting principles generally accepted in the United States of America.  The Unaudited Pro Forma Condensed Consolidated Financial Information is provided for information purposes only and is not necessarily indicative of what Great Plains Energy’s financial position or results of operations actually would have been had the sale been completed at the dates indicated.  In addition, the Unaudited Pro Forma Condensed Consolidated Financial Information is not intended to project the future financial position or results of operations of Great Plains Energy subsequent to the sale.

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” Strategic Energy will be reported as discontinued operations beginning with Great Plains Energy’s Form 10-Q for the quarterly period ending June 30, 2008.

GREAT PLAINS ENERGY
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Three Months Ended March 31, 2008

	Great Plains			Great Plains
	Energy	Pro Forma		Energy
	Historical	Adjustments		Pro Forma
Operating Revenues	(millions, except per shares amounts)
Electric revenues - KCP&L	$297.6	$-		$297.6
Electric revenues - Strategic Energy	527.6	(527.6)	A	-
Other revenues	0.2	(0.2)	A	-
Total	825.4	(527.8)		297.6
Operating Expenses
Fuel	54.7	-		54.7
Purchased power - KCP&L	30.8	-		30.8
Purchased power - Strategic Energy	417.5	(417.5)	A	-
Operating expenses - KCP&L	74.0	-		74.0
Selling, general and administrative - non-regulated	27.0	(18.1)	A	8.9
Maintenance	30.2	-		30.2
Depreciation and amortization	52.2	(2.0)	A	50.2
General taxes	30.6	(0.9)	A	29.7
Total	717.0	(438.5)		278.5
Operating income	108.4	(89.3)		19.1
Non-operating income	10.2	(1.1)	A	9.1
Non-operating expenses	(1.1)	-		(1.1)
Interest charges	(42.1)	0.5	A	(41.6)
Income (loss) from continuing operations before income taxes
and loss from equity investments	75.4	(89.9)		(14.5)
Income taxes	(27.5)	37.0	A	9.5
Loss from equity investments, net of income taxes	(0.4)	-		(0.4)
Income (loss) from continuing operations	47.5	(52.9)		(5.4)
Preferred stock dividend requirements	0.4	-		0.4
Income (loss) from continuing operations available for common
shareholders	$47.1	$(52.9)		$(5.8)

Average number of basic common shares outstanding	85.9	-		85.9

Basic and diluted earnings (loss) per common share from
continuing operations	$0.55	$(0.62)		$(0.07)

The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

GREAT PLAINS ENERGY
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2007

	Great Plains			Great Plains
	Energy	Pro Forma		Energy
	Historical	Adjustments		Pro Forma
Operating Revenues	(millions, except per shares amounts)
Electric revenues - KCP&L	$1,292.7	$-		$1,292.7
Electric revenues - Strategic Energy	1,972.8	(1,972.8)	A	-
Other revenues	1.6	(1.6)	A	-
Total	3,267.1	(1,974.4)		1,292.7
Operating Expenses
Fuel	245.5	-		245.5
Purchased power - KCP&L	101.0	-		101.0
Purchased power - Strategic Energy	1,830.7	(1,830.7)	A	-
Skill set realignment deferral	(8.9)	-		(8.9)
Operating expenses - KCP&L	295.8	-		295.8
Selling, general and administrative - non-regulated	91.7	(70.8)	A	20.9
Maintenance	91.7	-		91.7
Depreciation and amortization	183.8	(8.2)	A	175.6
General taxes	115.8	(1.4)	A	114.4
Other	0.2	-		0.2
Total	2,947.3	(1,911.1)		1,036.2
Operating income	319.8	(63.3)		256.5
Non-operating income	12.4	(3.6)	A	8.8
Non-operating expenses	(5.7)	0.1	A	(5.6)
Interest charges	(93.8)	1.9	A	(91.9)
Income from continuing operations before income taxes
and loss from equity investments	232.7	(64.9)		167.8
Income taxes	(71.5)	26.6	A	(44.9)
Loss from equity investments, net of income taxes	(2.0)	-		(2.0)
Income from continuing operations	159.2	(38.3)		120.9
Preferred stock dividend requirements	1.6	-		1.6
Income from continuing operations available for common
shareholders	$157.6	$(38.3)		$119.3

Average number of basic common shares outstanding	84.9	-		84.9
Average number of diluted common shares outstanding	85.2	-		85.2

Basic earnings per common share from continuing operations	$1.86	$(0.45)		$1.41
Diluted earnings per common share from continuing operations	$1.85	$(0.45)		$1.40

The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

GREAT PLAINS ENERGY
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2008

	Great Plains			Great Plains
	Energy	Pro Forma		Energy
	Historical	Adjustments		Pro Forma
ASSETS	(millions)
Current Assets
Cash and cash equivalents	$85.8	$(69.7)	B
		305.3	C
		(14.1)	D
		(34.1)	E	$273.2
Restricted cash	0.7	(0.7)	B	-
Receivables, net	394.4	(254.6)	B	139.8
Fuel inventories, at average cost	42.9	-		42.9
Materials and supplies, at average cost	65.4	-		65.4
Deferred refueling outage costs	10.7	-		10.7
Refundable income taxes	24.1	(2.4)	B	21.7
Derivative instruments	128.0	(124.9)	B	3.1
Other	17.9	(5.2)	B	12.7
Total	769.9	(200.4)		569.5
Nonutility Property and Investments
Affordable housing limited partnerships	16.6	-		16.6
Nuclear decommissioning trust fund	106.9	-		106.9
Other	13.3	(6.0)	B	7.3
Total	136.8	(6.0)		130.8
Utility Plant, at Original Cost
Electric	5,514.2	-		5,514.2
Less-accumulated depreciation	2,638.9	-		2,638.9
Net utility plant in service	2,875.3	-		2,875.3
Construction work in progress	662.9	-		662.9
Nuclear fuel, net of amortization of $123.5	57.8	-		57.8
Total	3,596.0	-		3,596.0
Deferred Charges and Other Assets
Regulatory assets	401.2	-		401.2
Goodwill	88.1	(88.1)	B	-
Derivative instruments	76.1	(76.0)	B	0.1
Other	55.0	(12.3)	B	42.7
Total	620.4	(176.4)		444.0
Total	$5,123.1	$(382.8)		$4,740.3

The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

GREAT PLAINS ENERGY
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2008

	Great Plains			Great Plains
	Energy	Pro Forma		Energy
	Historical	Adjustments		Pro Forma
LIABILITIES AND CAPITALIZATION	(millions)
Current Liabilities
Notes payable	$68.0	$-		$68.0
Commercial paper	163.9	-		163.9
Current maturities of long-term debt	0.3	-		0.3
Accounts payable	433.3	(178.9)	B	254.4
Accrued taxes	39.9	(2.8)	B	37.1
Accrued interest	26.1	-		26.1
Accrued compensation and benefits	28.7	(1.0)	B
		(3.6)	D	24.1
Pension and post-retirement liability	1.3	-		1.3
Deferred income taxes	43.5	(45.5)	B	(2.0)
Derivative instruments	43.1	(4.8)	B	38.3
Other	25.7	(15.0)	B
		(0.6)	D	10.1
Total	873.8	(252.2)		621.6
Deferred Credits and Other Liabilities
Deferred income taxes	630.5	(31.8)	B	598.7
Deferred investment tax credits	26.7	-		26.7
Asset retirement obligations	107.4	-		107.4
Pension and post-retirement liability	156.4	-		156.4
Regulatory liabilities	138.9	-		138.9
Derivative instruments	2.3	(2.3)	B	-
Other	62.3	(0.7)	B
		(1.8)	D	59.8
Total	1,124.5	(36.6)		1,087.9
Capitalization
Common shareholders' equity
Common stock	1,070.1	0.5	D	1,070.6
Retained earnings	518.1	(292.4)	B
		305.3	C
		(8.3)	D
		(34.1)	E	488.6
Treasury stock, at cost	(3.3)	(0.3)	D	(3.6)
Accumulated other comprehensive income	48.0	(64.7)	B	(16.7)
Total	1,632.9	(94.0)		1,538.9
Cumulative preferred stock	39.0	-		39.0
Long-term debt	1,452.9	-		1,452.9
Total	3,124.8	(94.0)		3,030.8
Commitments and Contingencies
Total	$5,123.1	$(382.8)		$4,740.3

The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.

GREAT PLAINS ENERGY INCORPORATED
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.    Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Condensed Consolidated Financial Statements are as follows:

A – The pro forma adjustments represent the removal of Strategic Energy’s revenues and expenses.

B – The pro forma adjustments represent the removal of Strategic Energy’s assets, liabilities and accumulated other comprehensive income and related goodwill and intangible assets at March 31, 2008.

C – The pro forma adjustment represents cash proceeds received from Direct Energy upon the sale of Strategic Energy.

D – The pro forma adjustment represents the contribution of cash to Strategic Energy for the payment of employee incentive compensation, retention, employment and change in control plans and agreements; the vesting and payment of restricted stock and performance shares; and shares of common stock surrendered to Great Plains Energy to pay taxes related to the vesting of restricted stock and the issuance of performance shares.

E – The pro forma adjustment represents a preliminary estimate for the anticipated payment of income taxes resulting from the sale of Strategic Energy.